UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒                        Filed by a party other than the Registrant ☐

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HOWMET AEROSPACE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O HOWMET AEROSPACE INC. P.O. BOX 1342 BRENTWOOD, NY 11717

Your Vote Counts!

HOWMET AEROSPACE INC.

2021 Annual Meeting
Date: May 25, 2021
Time: 9:00 A.M. Eastern Time (ET)
Location: www.virtualshareholdermeeting.com/HWM2021
Vote by May 24, 2021 11:59 P.M. ET
For shares held in a Howmet Aerospace Savings Plan, vote
by May 21, 2021 11:59 P.M. ET

D48773-P50628

You invested in HOWMET AEROSPACE INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 25, 2021.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com, scan the QR barcode below, OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 25, 2021 9:00 a.m. Eastern Time

Virtually at: www.virtualshareholdermeeting.com/HWM2021

*	Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

You cannot use this Notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.ProxyVote.com or easily request a paper or email copy (see above). We encourage you to access and review all of the important information contained in the proxy materials before voting.

Board
Voting Items		Recommends
1.	Election of Directors
Nominees:
1a.	James F. Albaugh	For
1b.	Amy E. Alving	For
1c.	Sharon R. Barner	For
1d.	Joseph S. Cantie	For
1e.	Robert F. Leduc	For
1f.	David J. Miller	For
1g.	Jody G. Miller	For
1h.	Tolga I. Oal	For
1i.	Nicole W. Piasecki	For
1j.	John C. Plant	For
1k.	Ulrich R. Schmidt	For
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021.	For
3.	To approve, on an advisory basis, executive compensation.	For
4.	Shareholder Proposal regarding an independent Board Chairman.	Against
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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D48774-P50628